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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 2, 2006

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                             Dynacq Healthcare, Inc.
             (Exact name of registrant as specified in its charter)

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           Delaware                       000-21574              76-0375477
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)

                       10304 Interstate 10 East, Suite 369
                              Houston, Texas 77029
              (Address of principal executive offices and zip code)

                                 (713) 378-2000
              (Registrant's telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events

     Dynacq Healthcare, Inc. ("Dynacq") owns a 70% equity interest in Shanghai DeAn Hospital, a joint venture formed under the laws of the Peoples Republic of China (the "DeAn Joint Venture"). On May 16, 2005, the DeAn Joint Venture entered into land use agreements with the Chinese government, under which it leased, for a term of 50 years, approximately 28.88 acres of government-owned land in Shanghai, China on which a hospital is being constructed to be owned and operated by the DeAn Joint Venture.

     Dynacq was required to make a contribution to the DeAn Joint Venture of approximately $2.11 million on June 2, 2006 (previously reported to be due March 31, 2006). That payment was not made, resulting in a technical default under the Joint Venture Agreement. Dynacq has received no notice of default under the Joint Venture Agreement or demand for this payment, and the Chinese government has not yet made payments due by it under the Joint Venture Agreement. The remedies for failure to make a payment under the Joint Venture Agreement are that the venturer will lose its right to vote on joint venture matters and may need to provide additional capital in order for the joint venture to maintain its qualification to do business. Dynacq is negotiating with the Chinese government for a new time table for the payment by both joint venturers of the amounts due under the Joint Venture Agreement. As a result of this delay in making capital contributions under the DeAn Joint Venture, the completion of construction of the hospital will be delayed.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     Dynacq Healthcare, Inc.

                                                     By: /s/ Philip S. Chan
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                                                         Philip S. Chan,
                                                         Chief Financial Officer

Date: June 8, 2006